UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 24, 2019 (September 23, 2019)

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NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-2191 (Address of principal executive offices, including zip code)		(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

On September 23, 2019, Norfolk Southern issued a Press Release, attached hereto as Exhibit 99.1, announcing that the Board of Directors elected Claude Mongeau to be a director of Norfolk Southern Corporation, effective immediately. The Board of Directors appointed Mr. Mongeau to the Compensation Committee and the Finance and Risk Management Committee.

There was no arrangement or understanding between Mr. Mongeau and any other person pursuant to which he was elected as a director of Norfolk Southern.  There are no transactions between Mr. Mongeau and the Corporation that would require disclosure under Item 404(a) of Regulation S-K.

No material plan, contract or arrangement (written or otherwise) to which Mr. Mongeau is a party or a participant was entered into or materially amended in connection with his joining the Board, and Mr. Mongeau did not receive any grant or award or any modification thereto, under any such plan, contract or arrangement in connection with such event.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Bylaw Amendment

On September 23, 2019, the Board of Directors amended the Bylaws of Norfolk Southern Corporation, to increase the number of directors from 11 to 12, effective immediately.

Additionally, on September 24, 2019, the Board further amended the Bylaws of Norfolk Southern Corporation, to reflect changes in Virginia law, including elimination of the need for the Board to approve an amendment to the number of directors each time board membership changes and removal of the restriction prohibiting the Board from filling vacancies when the size of the Board increases by more than 30%, and other changes that do not have a substantive impact but modernize the Bylaws, including adding feminine pronouns and replacing “stockholder” with “shareholder” throughout, effective immediately.

The amended Bylaws are attached hereto as 3(ii).

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release
3(ii)	Bylaws of Norfolk Southern Corporation, as amended September 24, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES

NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Virginia K. Fogg
Name:	Virginia K. Fogg
Title:	General Counsel

Date:  September 24, 2019